Exhibit (a)(1)(ii)

BAUSCH & LOMB INCORPORATED

LETTER OF TRANSMITTAL AND CONSENT

To Tender and to Consent in Respect of:

$155,902,000 2004 Senior Convertible Securities due 2023 (CUSIP No. 071707AM5)
$4,098,000 Floating Rate Convertible Senior Notes due 2023 (CUSIP No. 071707AK9)
(collectively, the “Securities”)

Pursuant to the Offer to Purchase and Consent Solicitation Statement
dated September 19, 2007 (the “Offer to Purchase”)

The Depositary for the Tender Offers and Consent Solicitations is:

Global Bondholder Services Corporation

By Registered or Certified Mail, Hand or Overnight Courier:

Global Bondholder Services Corporation

65 Broadway, Suite 723

New York, New York 10006

Attention: Corporate Actions

Facsimile Transmission Number:	For Confirmation by Telephone:
(212) 430-3775	(212) 430-2774

The Tender Offer and Consent Solicitation for each series of Securities will expire at 8:00 a.m., New York City time, on October 19, 2007, unless extended or earlier terminated (such time and date with respect to a series, as the same may be extended or earlier terminated, the “Expiration Date”). Tendered Securities may be withdrawn and Consents may be revoked at any time prior to the Expiration Date but not thereafter. Holders may not tender Securities without delivering the related Consent and may not deliver Consents without tendering Securities.

Delivery of this Letter of Transmittal and Consent to an address other than as set forth above, or transmission of instructions via a fax number other than as listed above, will not constitute a valid delivery.

The instructions accompanying this Letter of Transmittal and Consent should be read carefully and in their entirety before this Letter of Transmittal and Consent is completed.

Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Purchase.

This Letter of Transmittal and Consent is to be completed by a holder desiring to tender Securities and deliver Consents unless such holder is executing the tender and delivering the Consents through DTC’s Automated Tender Offer Program (“ATOP”). This Letter of Transmittal and Consent need not be completed by a holder tendering Securities and delivering Consents through ATOP.

For a description of certain procedures to be followed in order to tender Securities (through ATOP or otherwise), see “The Offers—Procedures for Tendering Securities and Delivering Consents—

Book-Entry Delivery of the Securities; Tender through DTC’s Automated Tender Offer Program (‘ATOP’)” in the Offer to Purchase.

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE PURCHASE PRICE PURSUANT TO THE TENDER OFFERS AND CONSENT SOLICITATIONS MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) THEIR SECURITIES, AND VALIDLY DELIVER (AND NOT VALIDLY REVOKE) THEIR CONSENTS ACCORDING TO THE TERMS OF THE TENDER OFFERS AND CONSENT SOLICITATIONS ON OR PRIOR TO THE EXPIRATION DATE.

Delivery of documents to DTC does not constitute delivery to the Depositary.

TENDER OF SECURITIES AND CONSENT TO PROPOSED AMENDMENTS
☐	CHECK HERE IF CERTIFICATES REPRESENTING TENDERED SECURITIES ARE ENCLOSED HEREWITH

☐	CHECK HERE IF TENDERED SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Date Tendered:

List below the Securities to which this Letter of Transmittal and Consent relates.  If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal and Consent.  Tenders of Securities will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.  No alternative, conditional or contingent tenders will be accepted.

DESCRIPTION OF SECURITIES
Name(s) and Address(es) of Registered Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Securities are Held (Please fill in blank)	Type*	Certificate Number(s)**	Aggregate Principal Amount Represented	Principal Amount Tendered and as to which Consents are Given***

Total Principal Amount of Securities
* Enter the title of the Securities being tendered and as to which Consents are being delivered (e.g., 2004 Convertible Securities and/or Floating Rate Convertible Notes).
** Need not be completed by holders tendering by book-entry transfer.

***                          Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the Securities described above is being tendered and a Consent with respect thereto will be given.  A tendering holder is required to consent to the Proposed Amendments (as defined herein) with respect to all Securities tendered by such holder.

The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificates representing Securities tendered hereby.

The Tender Offers and Consent Solicitations are not being made to, and neither tenders of Securities nor the delivery of Consents will be accepted from or on behalf of, Securities in any jurisdiction in which the making or the acceptance of the Tender Offers or the Consent Solicitations would not be in compliance with the laws of such jurisdiction.

THE COMPLETION, EXECUTION AND DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT IN CONNECTION WITH THE TENDER OF SECURITIES (INCLUDING BY BOOK-ENTRY TRANSFER) WILL BE DEEMED TO CONSTITUTE THE CONSENT OF SUCH TENDERING HOLDER TO THE PROPOSED AMENDMENTS TO THE INDENTURE WITH RESPECT TO THE SECURITIES SO TENDERED.

NOTE:  SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Bausch & Lomb Incorporated (the “Company”), upon the terms and subject to the conditions set forth in its Offer to Purchase and Consent Solicitation Statement (the “Offer to Purchase”) dated September 19, 2007 with respect to the 2004 Senior Convertible Securities due 2023 (CUSIP No. 071707AM5) and the Floating Rate Convertible Senior Notes due 2023 (CUSIP No. 071707AK9) (the “Securities”), receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal and Consent, the principal amount of Securities indicated in such table under the column headings “Principal Amount Tendered and as to which Consents are Given” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Securities described in such table) and, by such tender, consents (the “Consents”) to the proposed amendments set forth in the Offer to Purchase (the “Proposed Amendments”) to the Indenture (as defined in the Offer to Purchase) between the Company and Citibank, N.A., as trustee (the “Trustee”), with respect to the aggregate principal amount of such Securities.  The undersigned acknowledges and agrees that the tender of Securities made hereby may not be withdrawn (nor may the related Consent made hereby be revoked) except in accordance with the procedures set forth in the Offer to Purchase.  Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Purchase.  In the event of any inconsistency between this Letter of Transmittal and Consent and the Offer to Purchase, the Offer to Purchase shall govern.

Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Securities tendered herewith in accordance with the terms and subject to the conditions of the applicable Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Securities tendered hereby.  The undersigned hereby irrevocably constitutes and appoints the depositary named in the Offer to Purchase (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such Securities, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Securities and all evidences of transfer and authenticity to, or transfer ownership of such Securities on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such Securities for transfer of ownership on the books of the Company, (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Securities, and (iv) deliver to the Company and the Trustee this Letter of Transmittal and Consent as evidence of the undersigned’s consent to the Proposed Amendments and as certification that the condition referred to as the consent condition in the Offer to Purchase (the “Consent Condition”) has been satisfied, all in accordance with the terms and conditions of what is referred to in the Offer to Purchase as the applicable offer (the “Offer”) as described in the Offer to Purchase.

The undersigned acknowledges and agrees that, by the execution and delivery hereof, the undersigned is consenting to the Proposed Amendments (with respect to the principal amount of Securities tendered hereby) as permitted by the Indenture relating to the Securities and hereby also consents to the execution of a supplemental indenture effecting such Proposed Amendments.  The undersigned acknowledges and agrees that the Consent provided hereby shall remain in full force and effect unless and until such Consent is revoked in accordance with the procedures set forth in the Offer to Purchase and that, after the Trustee receives notice from the Company of satisfaction of the Consent Condition in accordance with the Indenture, such Consent may not be revoked (and agrees that it will not attempt to do so).

If the undersigned is not the registered holder of the Securities listed in the box above labeled “Description of Securities” under the column heading “Principal Amount Tendered and as to which Consents are Given” or such registered holder’s legal representative or attorney-in-fact, then in order to validly consent, the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned’s legal representative or attorney-in-fact) to deliver a Consent in respect of such Securities on behalf of the holder thereof, and such proxy is being delivered with this Letter of Transmittal and Consent.

The undersigned acknowledges and agrees that a tender of Securities pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto and an acceptance of such Securities by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.  For purposes of the Offer, the undersigned understands that validly tendered Securities (or defectively tendered Securities with respect to which the Company has, or has caused to be, waived such defect) will be deemed to have been accepted if, as and when the Company gives oral or written notice thereof to the Depositary, and Consents received by the Depositary will be deemed to have been accepted if, as and when the Company gives written notice to the Trustee of the receipt by the Depositary of at least a majority in aggregate principal amount of the Securities and a supplemental indenture is executed.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Securities tendered hereby and to give the Consent contained herein, and that when such tendered Securities are accepted for purchase and payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right.  The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Securities tendered hereby, to perfect the undersigned’s Consent to the Proposed Amendments or to complete the execution of a supplemental indenture.

All authority conferred or agreed to be conferred by this Letter of Transmittal and Consent shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

Unless otherwise indicated herein under “A. Special Issuance/Delivery Instructions”, the undersigned hereby request(s) that any Securities representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and delivered to, the undersigned (and in the case of Securities tendered by book-entry transfer, by credit to the account of DTC).  Unless otherwise indicated herein under “B. Special Issuance/Delivery Instructions”, the undersigned hereby request(s) that any checks for payment to be made in respect of the Securities tendered hereby in connection with the Offer be issued to the order of, and delivered to, the undersigned.

In the event that the “A. Special Issuance/Delivery Instructions” box is completed, the undersigned hereby request(s) that any Securities representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.  The undersigned recognizes that the Company has no obligation pursuant to the “A. Special Issuance/Delivery Instructions” box to transfer any Securities from the names of the registered holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Securities so tendered or if provision for payment of any applicable transfer taxes is not made.  In the event that the “B. Special Issuance/Delivery Instructions” box is completed, the undersigned hereby request(s) that payment to be made in respect of the Securities tendered hereby be issued in the name(s)

of, and be delivered to, the person(s) at the address(es) therein indicated, subject to provision for payment of any applicable taxes being made.

A. SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS (See instructions 1 and 2)	B. SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS (See instructions 1 and 2)

To be completed ONLY if Securities in a principal amount not tendered or not accepted for purchase are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal and Consent or sent to an address different from that shown in the box entitled “Description of Securities” within this Letter of Transmittal and Consent.

To be completed ONLY if payment is to be made in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal and Consent or sent to an address different from that shown in the box entitled “Description of Securities” within this Letter of Transmittal and Consent.

Name	Name
(Please Print)	(Please Print)

Address	Address

(Zip Code)	(Zip Code)

(Tax Identification or Social Security Number)	(Tax Identification or Social Security Number)

(See Substitute Form W-9 herein)	(See Substitute Form W-9 herein)

PLEASE SIGN HERE
(To be completed by all tendering
holders of Securities regardless of whether Securities are
being physically delivered herewith)

By completing, executing and delivering this Letter of Transmittal and Consent, the undersigned hereby tenders, and consents to the Proposed Amendments (and to execution of a supplemental indenture effecting the Proposed Amendments) with respect to, the principal amount of the Securities listed in the box above labeled “Description of Securities” under the column heading and “Principal Amount Tendered and as to which Consents are Given” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Securities described in such box).

This Letter of Transmittal and Consent must be signed by the registered holder(s) exactly as the name(s) appear(s) on certificate(s) representing Securities or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of such Securities. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 2.

Signature(s) of Registered Holder(s) or Authorized Signatory
(See guarantee requirement below)

Dated

Name(s)
(Please Print)

Capacity

Address
(Including Zip Code)

Area Code and
Telephone Number

Tax Identification or
Social Security No.

COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9
Medallion Signature Guarantee
(If Required — See Instructions 1 and 2)

Authorized Signature

Name of Firm
[Place Seal Here]

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Tender Offers and Consent Solicitations

1.      Signature Guarantees.  Signatures on this Letter of Transmittal and Consent must be guaranteed by a Medallion Signature Guarantor, unless the Securities tendered hereby are tendered by a registered holder (or by a participant in DTC whose name appears on a security position listing as the owner of such Securities) that has not completed any of the boxes entitled “Special Issuance/Delivery Instructions” on this Letter of Transmittal and Consent. If the Securities are registered in the name of a person other than the signer of this Letter of Transmittal and Consent, or if Securities not accepted for payment or not tendered are to be returned to a person other than the registered holder, or if payment is to be made to a person other than the registered holder of the Securities, then the signatures on this Letter of Transmittal and Consent accompanying the tendered Securities must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 2.

2.      Signatures on Letter of Transmittal and Consent, Instruments of Transfer and Endorsements.  If this Letter of Transmittal and Consent is signed by the registered holders of the Securities, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.  If this Letter of Transmittal and Consent is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Securities tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Securities.

If any of the Securities tendered hereby are registered in the name of two or more holders, all such holders must sign this Letter of Transmittal and Consent.  If any of the Securities tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal and Consent as there are different registrations of certificates.

If this Letter of Transmittal and Consent or any Securities or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted.

When this Letter of Transmittal and Consent is signed by the registered holders of the Securities tendered hereby, no endorsements of Securities or separate instruments of transfer are required unless payment is to be made, or Securities not tendered or purchased are to be issued, to a person other than the registered holders, in which case signatures on such Securities or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

Unless this Letter of Transmittal and Consent is signed by the registered holders of the Securities tendered hereby (or by a participant in DTC whose name appears on a security position listing as the owner of such Securities), such Securities must be endorsed or accompanied by appropriate instruments of transfer, and a duly completed proxy entitling the signer to consent with respect to such Securities on behalf of such registered holders, in any case signed exactly as the name or names of the registered holders appear on the Securities and signatures on such Securities or instruments of transfer and proxy are required and must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

3.      Delivery of Letter of Transmittal and Consent and Securities Certificates.  This Letter of Transmittal and Consent is to be used if (i) certificates evidencing Securities are to be forwarded herewith or (ii) Securities are to be delivered by book-entry transfer.  Certificates evidencing all physically tendered Securities, or a confirmation of a book-entry transfer into the Depositary’s account at DTC of all Securities delivered by book-entry transfer or a properly completed and duly executed Letter of Transmittal and Consent (or facsimile thereof), and any other documents requested by this Letter of Transmittal and Consent, must be received by the Depositary at one of its addresses set forth herein, prior to the date upon which the Offer to Purchase shall expire.  If certificates evidencing Securities are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal and Consent must accompany each such delivery.

The method of delivery of Securities and Letters of Transmittal and Consent, any required signature guarantees and all other required documents, including delivery through DTC, is at the election and risk of the holder and, except as otherwise provided in this Instruction 3, delivery will be deemed made only when actually received by the Depositary.  If such delivery is by mail, it is suggested that the holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary prior to such date.

No alternative, conditional or contingent tenders will be accepted.  All tendering holders, by execution of this Letter of Transmittal and Consent (or a manually signed facsimile hereof), waive any right to receive any notice of the acceptance of their Securities for purchase.

4.      Inadequate Space.  If the space provided under “Description of Securities Tendered” is inadequate, the information should be continued on a separate signed list and attached to this Letter of Transmittal and Consent.

5.     Partial Tenders and Unpurchased Securities (Not Applicable to Holders Who Tender by Book-Entry Transfer).  If only a portion (in an integral portion of $1,000 only) of the principal amount of any Security is to be tendered, fill in the portion of the principal amount of such Security to be tendered in the column entitled “Principal Amount Tendered and as to which Consents are Given.”  If the tendered portion of the Security so tendered is purchased, the Security will be split into two Securities (in denominations of $1,000 or an integral multiple thereof), the aggregate principal amount of which will equal the principal amount of such original Security.  The Depositary will then return to the tendering holder a new Security, in the principal amount of the portion of such original Security not tendered and purchased, unless otherwise specified in the “Special Issuance/Delivery Instructions” box in this Letter of Transmittal and Consent.  The entire principal amount evidenced by a certificate for Securities will be deemed tendered unless otherwise indicated.

6.     Transfer Taxes.  Except as set forth in this Instruction 6, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Securities to it, or to its order, pursuant to the Offer.  If payment is to be made to, or if Securities not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if tendered Securities are registered in the name of any persons other than the persons signing this Letter of Transmittal and Consent, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

7.      Special Payment and Delivery Instructions.  If payment for any Securities tendered hereby is to be made, or certificate(s) evidencing Securities not tendered or not purchased is (are) to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal and Consent or if payment in the name of the person(s) signing this Letter of Transmittal and Consent or any such certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal and Consent or to the person(s) signing this Letter of Transmittal and Consent but at an address other than that shown in the box entitled “Description of Securities Tendered” on this Letter of Transmittal and Consent, the appropriate boxes captioned “Special Issuance/Delivery Instructions” and “Special Payment Instructions” on this Letter of Transmittal and Consent must be completed.

8.      Irregularities.  The Company will determine, in its sole discretion, all questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Securities and its receipt of the related consent, and its determination shall be final and binding on all parties.  The Company reserves the absolute right to reject any and all tenders of Securities determined by it not to be in the proper form or the acceptance of or payment for which may be unlawful.  The Company also reserves the absolute right to waive any of the conditions of the Offer to Purchase or any defect or irregularity in the tender of any particular Securities and the Company’s interpretation of the terms of the Offer to Purchase (including these instructions) shall be final and binding on all parties.  No tender of Securities will be deemed to be validly made until all defects and irregularities have been cured or waived.  Unless waived, all defects or irregularities in connection with tenders must be cured within such time as the Company shall determine.  None of the Company, the Dealer Managers, the Depositary, the information agent named in the Offer to Purchase (the “Information Agent”) nor any other person is or will be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

9.      Substitute Form W-9.  Each tendering holder (or other payee), other than a tendering holder (or other payee) that is a nonresident alien or a foreign corporation, is required, to provide the Depositary with a correct taxpayer identification number (“TIN”), generally the holder’s Social Security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify that the tendering holder (or other payee) is not subject to backup withholding or to certify that the tendering holder (or other payee) is exempt from backup withholding.  Failure to provide the information on the Substitute Form W-9 may subject the tendering holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on any payment.  The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future.  If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 28% on all such payments, if any, until a TIN is provided to the Depositary.

10.   Requests for Assistance or Additional Copies.  Any questions or requests for assistance or additional copies of the Offer to Purchase or this Letter of Transmittal and Consent may be directed to the Information Agent at its telephone number set forth on the last page hereof.  A holder may also contact any Dealer Manager at the telephone number set forth below or such holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

IMPORTANT TAX INFORMATION

The federal income tax discussion set forth below is included for general information only. Each holder is urged to consult such holder’s tax advisor to determine the particular tax consequences to such holder (including the applicability and effect of state, local and other tax laws) of the receipt of the payment in respect of tendered Securities.  Certain holders may be subject to special rules not discussed below. The discussion does not consider the effect of any applicable foreign, state, local, or other tax laws.

Substitute Form W-9

Each tendering holder or other payee (“Payee”), other than a Payee that is a nonresident alien or a foreign corporation, is required to provide a correct taxpayer identification number (“TIN”) and certain other information on Substitute Form W-9, which is provided below.  If the Payee is receiving payment for a tendered Security, the Payee must certify that the Payee is not subject to backup withholding by signing and dating the Form pursuant to the instructions in Part 3, or certify that the Payee is exempt from backup withholding.  A taxpayer’s TIN generally is the taxpayer’s Social Security or federal Employer Identification Number.  See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

The box in Part 1(b) of Substitute Form W-9 may be checked if the tendering Payee has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future.  If the box in Part 1(b) is checked and a TIN has not been provided by the time of payment, 28% will be withheld on all such payments, if any, until a TIN is provided

Certain Payees, including, among others, all corporations, are not subject to backup withholding tax. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional information.  Such Payees should enter the correct TIN in Part 1(a) of the Substitute Form W-9, write “Exempt” in Part 2 of the Substitute W-9, and sign and date the form.

Payments to a Payee that is a nonresident alien or a foreign corporation will not be subject to backup withholding tax if the Payee submits a properly completed IRS Form W-8BEN.

Consequences of Failure to File Substitute Form W-9

Failure to provide the information on the Substitute Form W-9 may subject the Payee to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on any payment.  Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld.  If withholding results in an overpayment of taxes, the Payee may claim a refund from the Internal Revenue Service.

PAYOR’S NAME: Bausch & Lomb Incorporated
SUBSTITUTE	Name

Form W-9	Address
(Number and Street)

	(City)	(State)	(Zip Code)

Department of	Part 1(a) — PROVIDE YOUR TIN IN THE BOX	TIN
The Treasury Internal Revenue	AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	(Social Security Number or Employer Identification Number)
Service
Part 1(b) — CHECK THE BOX AT RIGHT IF YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN ☐

Part 2 — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING WRITE “EXEMPT” HERE AND SIGN AND DATE BELOW.

(SEE INSTRUCTIONS)

Payor’s Request for	Part 3 — CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT
Taxpayer Identification
Number (“TIN”) and Certification	(X) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and

(Y) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

(Z) I am a U.S. person (including a U.S. resident alien).

	SIGNATURE		DATE

You must cross out Item (Y) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (Y) of Part 3.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
PART 1(b) OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND
ARE AWAITING RECEIPT OF, YOUR TIN

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office (or I intend to mail or deliver an application in the near future).  I understand that if I do not provide a Taxpayer Identification Number to the Payor, 28% of all payments made to me pursuant to this Offer shall be retained until I provide a Tax Identification Number to the Payor and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding and 28% of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a Taxpayer Identification Number.

SIGNATURE	DATE

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security numbers have nine digits separated by two hyphens:  i.e., 000-00-0000.  Employer Identification numbers have nine digits separated by only one hyphen:  i.e., 00-0000000.  The table below will help determine the number to give the payer.

For this type of account:			Give the SOCIAL SECURITY number of—	For this type of account:		Give the EMPLOYER IDENTIFICATION number of—
1.		Individual	The individual	6.	Sole proprietorship	The owner(3)

2.		Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(l)	7.	A valid trust, estate, or pension trust	Legal entity (4)

3.		Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8.	Corporate	The corporation

4.	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

	b.	So-called trust account that is not a legal or valid trust under State law	The actual owner(1)	10.	Partnership	The partnership

5.		Sole Proprietor	The owner(3)	11.	A broker or registered nominee	The broker or nominee

				12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local governmental, school district or prison) that receives agricultural program payments	The public entity

(1)                List first and circle the name of the person whose number you furnish.  If only one person on a joint account has a social security number, that person’s social security number must be furnished.

(2)                Circle the minor’s name and furnish the minor’s social security number.

(3)                You must show your individual name, but you may also enter your business or “doing business as” name.  You may use either your social security number or your employer identification number (if you have one).

(4)                List first and circle the name of the legal trust, estate or pension trust (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE:   If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4 Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•                  A corporation

•                  A financial institution

•                  An organization exempt from tax under section 501(a)(1), an individual retirement plan or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•                  The United States or any agency or instrumentality thereof.

•                  A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•                  A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•                  An international organization or any agency or instrumentality thereof.

•                  A registered dealer in securities or commodities registered in the U.S., the District of Columbia or a possession of the U.S.

•                  A real estate investment trust.

•                  A common trust fund operated by a bank under section 584(a).

•                  An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

•                  An entity registered at all times under the Investment Company Act of 1940.

•                  A foreign central bank of issue.

•                  A futures commission merchant registered with the Commodity Futures Trading Commission.

•                  A middleman known in the investment community as a nominee or custodian.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•                  Payments to nonresident aliens subject to withholding under section 1441.

•                  Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•                  Payments of patronage dividends not paid in money.

•                  Payments made by certain foreign organizations.

•                  Section 404(k) distributions made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•                  Payments of interest on obligations issued by individuals.
Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•                  Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•                  Payments described in section 6049(b)(5) to non-resident aliens.

•                  Payments on tax-free covenant bonds under section 1451.

•                  Payments made by certain foreign organizations.

•                  Mortgage or student loan interest Paid to you.

(1)          Unless otherwise indicated, all section references are to the Internal Revenue Code of 1986, as amended.

Note:                   You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding.  FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER, IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

Privacy Act Notice—Section 6109 requires most recipients of dividend, interest, or other payments to give their correct taxpayer identification numbers to payers who must report the payments to IRS.  The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns.  Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)           Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)           Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)           Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)           Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

Important:  In order to tender and consent, a holder must send or deliver a properly completed and signed Letter of Transmittal and Consent, certificates for Securities and any other required documents to the Depositary at the address set forth below or tender and consent pursuant to ATOP.

The Depositary for the Tender Offers and Consent Solicitations is:

Global Bondholder Services Corporation

By Registered or Certified Mail, Hand or Overnight Courier:

Global Bondholder Services Corporation
65 Broadway, Suite 723
New York, New York 10006
Attention: Corporate Actions

Facsimile Transmission Number: (212) 430-3775	For Confirmation by Telephone: (212) 430-2774

The Information Agent for the Tender Offers and Consent Solicitations is:

Global Bondholder Services Corporation

65 Broadway, Suite 723
New York, New York 10006
Attention: Corporate Actions
Banks and Brokers call: (212) 430-3774
Toll Free: (866) 540-1500

The Dealer Managers for the Tender Offers and Consent Solicitations are:

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Attention:  Liability Management Group
Telephone:  (800) 558-3745 (toll-free)

Banc of America Securities LLC
9 West 57th Street, 29th Floor
New York, NY 10019
Attention: Convertible Securities Department
Telephone: (888) 583-8900 x2200 (toll-free)

Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, New York 10010
Attention:  Liability Management Group
Telephone:  (212) 325-7596 (collect)

J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017
Telephone:  (212) 270-1477 (collect)